UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 10, 2021
(December 10, 2021)

Name of Registrant, State of Incorporation, Address Of Principal Executive Offices, Telephone Number, Commission File No., IRS Employer Identification No.
PNM Resources, Inc.
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
Telephone Number - (505) 241-2700
Commission File No. - 001-32462
IRS Employer Identification No. - 85-0468296

Public Service Company of New Mexico
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
Telephone Number - (505) 241-2700
Commission File No. - 001-06986
IRS Employer Identification No. - 85-0019030
____________________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 40.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of exchange on which registered
PNM Resources, Inc.	Common Stock, no par value	PNM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Acquisition of Western Spirit Transmission Project

As previously disclosed on May 1, 2019, PNM, the New Mexico Renewable Energy Transmission Authority, a public body, politic and corporate, separate and apart from the state, constituting a governmental instrumentality for the performance of essential government function (“RETA”), and Western Spirit Transmission LLC, (“Western”, and together with RETA, the “Sellers”), entered into a Build Transfer Agreement (the “BTA”), dated as of May 1, 2019, for the purchase by Public Service Company of New Mexico (“PNM”), a wholly-owned utility subsidiary of PNM Resources, Inc. (“PNMR”), of an approximately 150 mile 345 kV transmission line and associated facilities (the “Project”) to be developed and constructed by Sellers. Western is an affiliate of Pattern Energy Group 2 LP (“Pattern”).

Also as previously disclosed on May 1, 2019, PNM entered into Transmission Service Agreements (“TSAs”) and other ancillary agreements with an affiliate of Western and Pattern seeking firm transmission service for wind facilities it developed. The TSAs were entered into pursuant to PNM’s FERC Open Access Transmission Tariff, and, along with certain ancillary agreements, set forth PNM’s obligations for providing transmission service to the Western and Pattern affiliates or their assignees. PNM previously received FERC approval of acquisition of the Project and an incremental transmission tariff rate for transmission.

On December 10, 2021, in accordance with the BTA, PNM completed the purchase of the Project and service under the TSAs was initiated. The total cost of the Project was approximately $360 million, which includes the cost of certain PNM built facilities and does not include customer self-funding of $75 million provided by the Western and Pattern affiliate. PNM funded the purchase of the Project with proceeds from the December 2, 2021 issuance of $150 million of PNM 2021 SUNs, as previously disclosed on December 3, 2021, and through the use of cash reserves and short-term borrowings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
PUBLIC SERVICE COMPANY OF NEW MEXICO
(Registrants)

Date: December 10, 2021	/s/ Henry E. Monroy
Henry E. Monroy
Vice President and Corporate Controller
(Officer duly authorized to sign this report)